Exhibit 24

POWER OF ATTORNEY

The undersigned, being the Chairman of the Board and Chief Executive Officer of BB&T Corporation (the “Company”), hereby nominates, constitutes and appoints Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his true and lawful attorney-in-fact and to sign in his name and on his behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the “Commission”), the Registration Statements on Form S-4 (the “Registration Statements”) relating to the issuance of shares of the Company’s common stock, $5.00 par value per share, in connection with the acquisitions by the Company of Equitable Bank, a federally chartered savings bank having its principal office at Wheaton, Maryland, and FloridaFirst Bancorp, Inc., a Florida corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statements (and to file any subsequent registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relate to the Registration Statements), making such changes in the Registration Statements as such attorney-in-fact deems appropriate, and generally to do all such things on his behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

This Power of Attorney has been signed by the following person in the capacities indicated on October 31, 2002.

/s/ JOHN A. ALLISON IV

Name:	John A. Allison IV
Title:	Chairman of the Board and Chief Executive Officer (principal executive officer)

POWER OF ATTORNEY

The undersigned, being the Senior Executive Vice President and Chief Financial Officer of BB&T Corporation (the “Company”), hereby nominates, constitutes and appoints John A. Allison IV and Jerone C. Herring, or any one of them severally, to be his true and lawful attorney-in-fact and to sign in his name and on his behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the “Commission”), the Registration Statements on Form S-4 (the “Registration Statements”) relating to the issuance of shares of the Company’s common stock, $5.00 par value per share, in connection with the acquisitions by the Company of Equitable Bank, a federally chartered savings bank having its principal office at Wheaton, Maryland, and FloridaFirst Bancorp, Inc., a Florida corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statements (and to file any subsequent registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relate to the Registration Statements), making such changes in the Registration Statements as such attorney-in-fact deems appropriate, and generally to do all such things on his behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

This Power of Attorney has been signed by the following person in the capacities indicated on November 2, 2002.

/s/ SCOTT E. REED

Name:	Scott E. Reed
Title:	Senior Executive Vice President and Chief Financial Officer (principal financial officer)

POWER OF ATTORNEY

The undersigned, being the Senior Executive Vice President and Controller of BB&T Corporation (the “Company”), hereby nominates, constitutes and appoints John A. Allison IV, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be her true and lawful attorney-in-fact and to sign in her name and on her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the “Commission”), the Registration Statements on Form S-4 (the “Registration Statements”) relating to the issuance of shares of the Company’s common stock, $5.00 par value per share, in connection with the acquisitions by the Company of Equitable Bank, a federally chartered savings bank having its principal office at Wheaton, Maryland, and FloridaFirst Bancorp, Inc., a Florida corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statements (and to file any subsequent registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relate to the Registration Statements), making such changes in the Registration Statements as such attorney-in-fact deems appropriate, and generally to do all such things on her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

This Power of Attorney has been signed by the following person in the capacities indicated on October 31, 2002.

/s/ SHERRY A. KELLETT

Name:	Sherry A. Kellett
Title:	Senior Executive Vice President and Controller (principal accounting officer)

POWER OF ATTORNEY

The undersigned, being a director of BB&T Corporation (the “Company”), hereby nominates, constitutes and appoints John A. Allison IV, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the “Commission”), the Registration Statements on Form S-4 (the “Registration Statements”) relating to the issuance of shares of the Company’s common stock, $5.00 par value per share, in connection with the acquisitions by the Company of Equitable Bank, a federally chartered savings bank having its principal office at Wheaton, Maryland, and FloridaFirst Bancorp, Inc., a Florida corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statements (and to file any subsequent registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, which relate to the Registration Statements), making such changes in the Registration Statements as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

This Power of Attorney has been signed by the following person in the capacity indicated on the dates set forth below.

/s/ ALFRED E. CLEVELAND — October 31, 2002
Name:	Alfred E. Cleveland	Name:	Nelle Ratrie Chilton
Title:	Director	Title:	Director

/s/ RONALD E. DEAL — November 1, 2002		/s/ TOM D. EFIRD — October 31, 2002
Name:	Ronald E. Deal	Name:	Tom D. Efird
Title:	Director	Title:	Director

/s/ L. VINCENT HACKLEY — November 2, 2002		/s/ PAUL S. GOLDSMITH — November 1, 2002
Name:	L. Vincent Hackley	Name:	Paul S. Goldsmith
Title:	Director	Title:	Director

/s/ RICHARD JANEWAY, M.D. — October 31, 2002		/s/ JANE P. HELM — October 31, 2002
Name:	Richard Janeway, M.D.	Name:	Jane P. Helm
Title:	Director	Title:	Director

/s/ JAMES H. MAYNARD — November 4, 2002		/s/ J. ERNEST LATHEM, M.D. — November 4, 2002
Name:	James H. Maynard	Name:	J. Ernest Lathem, M.D.
Title:	Director	Title:	Director

/s/ ALBERT O. MCCAULEY — November 1, 2002
Name:	Albert O. McCauley	Name:	Joseph A. McAleer, Jr.
Title:	Director	Title:	Director

/s/ RICHARD L. PLAYER, JR. — October 31, 2002
Name:	Richard L. Player, Jr.	Name:	J. Holmes Morrison
Title:	Director	Title:	Director

/s/ NIDO R. QUBEIN — October 31, 2002		/s/ E. RHONE SASSER — November 4, 2002
Name:	Nido R. Qubein	Name:	E. Rhone Sasser
Title:	Director	Title:	Director

/s/ JACK E. SHAW — October 31, 2002
Name:	Jack E. Shaw
Title:	Director